Exhibit 99.1

July 9, 2026 4:30PM Eastern Daylight Time

Air Industries Group Announces Amended and Restated Merger Agreement with Tenax Aerospace

BAY SHORE, N.Y.-- (BUSINESS WIRE) — Air Industries Group (“Air Industries” or the “Company”) (NYSE American: AIRI), a leading manufacturer of precision components and assemblies for aerospace and Department of War prime contractors, today announced that it and Tenax Aerospace Acquisition, LLC (“Tenax”) entered into an Amended and Restated Agreement and Plan of Merger on Thursday July 2, 2026 (the “Amended Merger Agreement”). The Amended Merger Agreement supersedes the Agreement and Plan of Merger that was executed by the parties on February 16, 2026 (the “February Agreement”). The Company also announced that it intends to file a Registration Statement on Form S-4 with the Securities and Exchange Commission to register the additional shares of Air Industries common stock to be issued in connection with the merger.

The changes in the Amended Merger Agreement were primarily made to address requirements of the NYSE American Stock Exchange to ensure the continued listing of the combined company’s shares on the NYSE American Stock Exchange post-merger. The Amended Merger Agreement provides for three primary changes from the February Agreement:

1)	The Amended Merger Agreement establishes a fixed “Merger Consideration” (as defined in the Amended Merger Agreement) of 126,900,000 shares of Air Industries common stock (25,380,000 shares after giving effect to the reverse stock split described below) to be issued to the holders of membership interests in Tenax and fixes the “Debt Adjusted AIR Share Price” (as defined in the Amended Merger Agreement) at $3.05 per share ($15.25 after giving effect to the reverse stock split described below). Each of the Merger Consideration and the Debt Adjusted AIR Share Price is subject to appropriate and equitable adjustment in the event of any subdivision, stock dividend or stock split, combination, recapitalization, exchange or reclassification of Air Industries common stock prior to the closing of the merger (including the reverse stock split described below).

2)	The Amended Merger Agreement requires that prior to the closing of the merger, Air Industries will effect a reverse stock split of the issued and outstanding shares of Air Industries common stock at a ratio of one post-split share for every five pre-split shares, while simultaneously reducing the number of authorized shares of Air Industries common stock under the articles of incorporation of Air Industries by a corresponding factor, with any fractional share of Air Industries common stock otherwise resulting from the split rounded up to the nearest whole share.

3)	The Amended Merger Agreement eliminates the tender offer contemplated by the February Agreement, under which Air Industries would have been required to purchase up to one million shares of Air Industries common stock from shareholders of record immediately prior to the closing.

Scott Glassman, Acting Chief Executive Officer of Air Industries, commented: “These amendments reflect our continued commitment to completing the merger with Tenax while ensuring the combined company satisfies the NYSE American’s listing requirements. We believe the revised agreement provides greater certainty for shareholders and positions the combined company for a successful closing.”

ABOUT AIR INDUSTRIES GROUP

Air Industries Group is a leading manufacturer of precision components and assemblies for large aerospace and defense prime contractors. Its products include landing gears, flight controls, engine mounts and components for aircraft jet engines, ground turbines and other complex machines. Whether it is a small individual component or complete assembly, its high quality and extremely reliable products are used in mission critical operations that are essential for the safety of military personnel and civilians.

FORWARD LOOKING STATEMENTS

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements may reflect the Company’s expectations, beliefs, hopes, intentions or strategies regarding, among other things, the transactions between the Company and Tenax, the expected timetable for completing the transactions, the benefits and synergies of the transactions and future opportunities for the combined company, as well as other statements that are other than historical fact, including, without limitation, statements concerning future financial performance, future debt and financing levels, investment objectives, implications of litigation and regulatory investigations and other management plans for future operations and performance. Words such as “anticipate(s)”, “expect(s)”, “intend(s)”, “plan(s)”, “target(s)”, “project(s)”, “believe(s)”, “will”, “aim”, “would”, “seek(s)”, “estimate(s)” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are based on management’s current expectations, projections, estimates, assumptions and beliefs and are subject to a number of known and unknown risks, uncertainties and other factors that could lead to actual results materially different from those described in the forward-looking statements. The Company can give no assurance that its expectations will be attained. The Company’s actual results, liquidity and financial condition may differ from the anticipated results, liquidity and financial condition indicated in these forward-looking statements. The Company cautions readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause the Company’s actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, but without limitation:

●	the parties’ ability to consummate the transactions and to meet expectations regarding the timing and completion thereof;

●	the satisfaction or waiver of the conditions to the completion of the transactions, including the receipt of all required regulatory approvals or clearances in a timely manner and on terms acceptable to the Company;

●	the risk that the parties may be unable to achieve the expected strategic, financial and other benefits of the transactions within the expected timeframes or at all;

●	the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected;

●	the risk that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transactions;

●	the risk that the Company will not obtain the required Company shareholder approvals for its proposed transaction with Tenax; and

●	general economic and market conditions.

These and other risks and uncertainties are more fully discussed in the risk factors identified in “Item 1A. Risk Factors” in Part I of the Company’s most recently filed Annual Report on Form 10-K, and as may be identified in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Except to the extent required by law, the Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Additional Information and Where to Find It

This press release is being made in respect of a proposed business combination involving the Company and Tenax. This press release does not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote or approval nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The proposed transaction will be submitted to the shareholders of the Company for their consideration. The Company also intends to file a registration statement on Form S-4, which will include a proxy statement/prospectus, and other documents with the SEC regarding the proposed transaction. This press release is not a substitute for any registration statement, proxy statement/prospectus or any other document that the Company may file with the SEC in connection with the proposed transaction. Promptly after the registration statement has been declared effective under the Securities Act of 1933, the Company intends to mail the proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the special meeting relating to the proposed transaction. Investors and security holders of the Company are urged to read the proxy statement/prospectus (including all amendments and supplements thereto) and any other relevant documents relating to the proposed transaction that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed transaction. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov).

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the Company’s directors and executive officers is available in the Company’s proxy statement for its 2025 Annual Meeting of Stockholders filed with the SEC on May 5, 2025. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Anyone wishing to contact us or send a message can also do so by visiting: www.airindustriesgroup.com/contact-us/.

Contact

Air Industries Group

Scott Glassman

Acting Chief Executive Officer

631-328-7039

3